UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery
Irvine, CA 92618

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2026, Masimo Corporation, a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of February 16, 2026 (the “Merger Agreement”), by and among the Company, Danaher Corporation, a Delaware corporation (“Parent”), and Mobius Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of the close of business on March 31, 2026, the record date for the Special Meeting (the “Record Date”), there were a total of 52,362,808 shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 37,012,777 shares of Company Common Stock, or approximately 70.68% of the Company Common Stock issued and outstanding as of the Record Date, were represented in person or by proxy, which constituted a quorum for the Special Meeting.

At the Special Meeting, the Company’s stockholders voted on the following proposals and cast their votes as described below. For more information on each of these proposals, see the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2026.

Proposal No. 1: To adopt the Merger Agreement (the “Merger Agreement Proposal”). The Merger Agreement Proposal was approved by the votes indicated below:

For	Against	Abstentions
36,981,681	17,061	14,035

Proposal No. 2: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger (the “Compensation Proposal”). The Compensation Proposal was approved by the votes indicated below:

For	Against	Abstentions
34,561,175	1,993,422	458,180

No other matters were considered and voted on by the Company’s stockholders at the Special Meeting.

Item 7.01	Regulation FD Disclosure

On May 4, 2026, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated May 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Merger. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Merger; (ii) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Merger; (iv) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company's or Parent's ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (vii) risks related to diverting management’s attention from the Company's or Parent's ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; (ix) certain restrictions during the pendency of the Merger that may impact the Company's or Parent's ability to pursue certain business opportunities or strategic transactions; (x) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company's or Parent's common stock, including if the proposed transaction is not consummated; (xi) risks that the benefits of the Merger are not realized when and as expected; (xii) legislative, regulatory and economic developments; and (xiii) other factors discussed in the “Risk Factors” sections of the Company's and Parent's most recent periodic and current reports, as well as Masimo’s proxy statement for the Special Meeting filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MASIMO CORPORATION

Date: May 4, 2026	By:	/s/ Micah Young
	Name:	Micah Young
	Title:	Executive Vice President & Chief Financial Officer (Principal Financial Officer)